Exhibit 10.21

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                       Magnitude Information Systems, Inc.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                                                               February 18, 2007

      THIS CERTIFIES THAT, for value received, Azzurri Group, LLC (the "Holder"), a Florida limited liability company with an address at 3589 NW 61st Circle, Boca Raton, FL 33496 is entitled to subscribe for and purchase from Magnitude Information Systems, Inc. (the "Company"), a Delaware corporation with an address at 401 Route 24, Chester, NJ 07930, six million two hundred fifty thousand (6,250,000) shares of the fully paid and nonassessable Common Stock, $0.0001 par value ("Shares"), of the Company at the price of $.05 per share (the "Exercise Price") or on a net issuance or "cashless" basis as provided herein, subject to the provisions and upon the terms and conditions hereinafter set forth.

      This Warrant is subject to the following terms and conditions:

1. TERM.

      (A) TERM. This Warrant is exercisable by the Holder, in whole or in part, any time from and after February 18, 2007 and prior to February 18, 2010.

2. METHOD OF EXERCISE; PAYMENT.

      (A) CASH EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the principal office of the Company, by delivering a completed and duly executed Notice of Exercise (attached hereto as Exhibit "A") and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised, with the Holder having all rights as a record holder including, but not limited to, all voting rights.

      (B) CASHLESS EXERCISE. Upon cashless exercise of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of any exercise price) that number of Shares equal to the quotient obtained by dividing (x), the intrinsic value of the Warrant, or the portion thereof surrendered for exercise, at the time this Warrant is exercised (determined by subtracting (i) the aggregate exercise price of the Shares for which such Warrant or portion thereof would be exercisable at the time of the cashless exercise, from (ii) the aggregate Fair Market Value, as set forth in Paragraph "(D)" of this Article "2" of this Warrant, of the Shares for which such Warrant or portion thereof would be exercisable at the time of the cashless exercise), by (y), the Fair Market Value of one Share at the time of the cashless exercise.

      (C) CASHLESS EXERCISE HOLDER PROCEDURE. The Warrant may be exercised by the Holder in a cashless exercise, in whole or in part, at any time or from time to time, prior to its expiration, on any business day, by delivering a signed Notice of Exercise to the Company, specifying the total number of Shares the Holder shall purchase pursuant to such cashless exercise and enclosing the Warrant, marked "CANCELLED".

      (D) FAIR MARKET VALUE. "Fair Market Value" of a Share as of a particular time (the "Determination Time") shall mean:

(i) If the Company's Common Stock is traded on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc., Automated Quotation ("NASDAQ") National Market System, or the NASDAQ Small Cap Market, the Fair Market Value shall be the average of the closing prices reported for the ten (10) completed trading days immediately preceding the Determination Time.

(ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, or the NASDAQ Small Cap Market, but is traded in the over-the-counter market, the Fair Market Value shall be the average of the closing prices reported for the ten (10) completed trading days immediately preceding the Determination Time.

      (E) STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within ten (10) business days after said exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time. If the Company fails to deliver the Shares so purchased, and if applicable, a new Warrant, to the Holder pursuant to this Paragraph "(E)" of this Article "2", the Company shall pay the Holder five hundred ($500) dollars per day for each late day of delivery. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder's actual damages and costs resulting from a delay in providing such certificates and/or new Warrant and the inclusion herein of any such late charges or fees are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs and do not constitute a penalty.

3. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. The Company shall increase its authorized shares within six (6) months after the date of this Warrant such that the Company shall at all times thereafter have authorized and reserved for issuance sufficient Shares to provide for the exercise of the rights represented by this Warrant.

4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. Subject to the provisions of Article "2" hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

      (A) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of Shares. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph "(A)" of this Article "4" of this Warrant. The provisions of this Paragraph "(A)" of this Article "4" of this Warrant shall similarly apply to successive reclassifications, consolidations, mergers, sales, leases or conveyances.

      (B) STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In the event that the Company shall at any time subdivide the outstanding Shares, issue warrants or options to purchase Shares at less than the then current market value, or issue a stock dividend on its outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, issuance of warrants or options, stock dividend or combination, as the case may be.

      (C) All calculations under this Article "4" of this Warrant shall be made to the nearest cent or to the nearest share, as the case may be.

      (D) In any case in which this Article "4" of this Warrant shall require that an adjustment in the number of Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Shares, if any, issuable upon such exercise over and above the number of Shares issuable upon such exercise on the basis of the number of Shares in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment.

      (E) Whenever there shall be an adjustment as provided in this Article "4" of this Warrant, the Company shall within fifteen (15) days thereafter cause written notice thereof to be sent to the Holder pursuant to Paragraph "(C)" of Article "12" of this Warrant, which notice shall be accompanied by an officer's certificate setting forth the number of Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

      (F) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay in lieu of such fraction an amount in cash equal to the same fraction of the current market price on the date of exercise of this Warrant.

      (G) No adjustment in the Exercise Price per Warrant shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Paragraph "(G)" of this Article "4" of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

5. REGISTRATION.

      (A) Within ninety (90) days after the date of this Warrant, the Company shall file for the registration of all Shares which may be received upon the exercise of this Warrant ("Warrant Shares"). If Company has not filed for the registration of the Warrant Shares within ninety (90) days after the date of this Warrant, Company shall issue an additional forty five thousand (45,000) Shares to the Holder for each subsequent business day until such filing is made. Once such filing is made, Company shall use good faith efforts to make the registration effective. If the registration is not effective within ninety (90) days after filing, the Company shall issue an additional forty five thousand (45,000) Shares to the Holder for each subsequent business day until the registration becomes effective.

Once the registration of the Warrant Shares is effective, the Company shall keep the registration effective until the later of (i) such time as the Holder has sold all Warrant Shares, or (ii) the Warrant Shares are eligible to be transferred without restriction pursuant to the provisions of Rule 144(k), which was promulgated by the Securities and Exchange Commission pursuant to Section 4(1) of the Securities Act of 1933, as amended. The Company agrees to provide an opinion of counsel with respect to any sales of Warrant Shares by the Holder if such sale is permissible under Rule 144(k).

      (B) All expenses in connection with preparing and filing any registration statement under Paragraph "(A)" of this Article "5" of this Warrant shall be borne in full by the Company; provided, however, that the Holder shall pay any and all underwriting commissions and expenses and the fees and expenses of any legal counsel selected by the Holder to represent him with respect to the sale of the Warrant Shares.

6. CONDITIONS OF EXERCISE OR TRANSFER OF WARRANT.

      (A) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the recipient that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

      (B) Until this Warrant and the Warrant Shares have been registered as set forth in Paragraph "(A)" of Article "5" of this Warrant, this Warrant and each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Subject to this Article "6" of this Warrant, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Warrant Shares, unless one of the conditions specified in the above legend is satisfied.

7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

      (A) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

      (B) When issued in accordance with the terms hereof, the Warrant Shares will have been duly authorized and reserved for issuance by the Company, validly issued, fully paid and nonassessable.

8. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

      (A) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

      (B) The Holder understands that this Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

      (C) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

      (D) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9. RIGHTS OF STOCKHOLDERS. No holder of this Warrant shall be entitled, as a warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10. OPINIONS. The Company shall, at its cost, provide the appropriate opinion letters to be issued by the Company's counsel in compliance with the provisions of Rule 144 which was promulgated by the Securities and Exchange Commission pursuant to Section 4(1) of the Securities Act of 1933, as amended, with respect to the transfer or sale of this Warrant or the Warrant Shares, if such transfer or sale is permissible under Rule 144. Furthermore, the Company shall notify its transfer agent that Mintz & Fraade, P.C. is authorized to issue said opinion letters. If the Company fails to provide or approve legal opinions pursuant to this Article "10" or Paragraph "(A)" of Article "5" of this Warrant within ten
(10) business days after a request from the Holder, the Company agrees to pay the Holder five hundred ($500.00) dollars per day for each day that said opinions or approvals are delayed. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder's actual damages and costs resulting from the delay in providing opinions or approvals for said sale(s) of securities and the inclusion herein of any such late charges or fees are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs and do not constitute a penalty.

11. TRANSFER. Subject to the terms and conditions of this Warrant, including, but not limited to Paragraph "(B)" of Article "6" of this Warrant, this Warrant may be transferred, in whole or in part, by delivering a delivering a completed and duly executed Notice of Assignment (attached hereto as Exhibit "B") to the Company, with such Notice of Assignment stating the individual or entity to whom it shall be transferred (the "Transferee"), and whether such transfer shall be for all rights remaining on the Warrant or only a portion thereof. In the event of any transfer of rights represented by this Warrant, the Transferee shall receive a Warrant in this form within ten (10) business days after the Company receives the Notice of Assignment, and, unless this Warrant has been transferred in full, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised and which have not been transferred shall also be issued to the Holder within such time. If the Company fails to deliver a Warrant to the Transferee, or if applicable, a replacement Warrant to the Holder within the time period required pursuant to this Article "11" of this Warrant, the Company shall pay to the Transferee or the Holder, as the case may be, five hundred ($500) dollars per day for each late day of delivery. The Company acknowledges that it would be extremely difficult or impracticable to determine the Transferee or Holder's actual damages and costs resulting from a delay in providing such Warrant, and the inclusion herein of any such late charges or fees are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs and do not constitute a penalty.

12. MISCELLANEOUS.

      (A) Headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

      (B) If any provision which is contained in this Warrant should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Warrant, and this Warrant shall be construed as if such invalid or unenforceable provision had not been contained herein.

      (C) Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, in each case addressed as follows:

To the Holder:    Azzurri Group, LLC
                  3589 NW 61st Circle
                  Boca Raton, FL 33496
                  Attn:
                  Fax No.:

With a copy to:   Mintz & Fraade, P.C.
                  488 Madison Avenue, Suite 1100
                  New York, NY 10022
                  Attn: Frederick M. Mintz, Esq.
                  Fax No.: (212) 486-0701

To the Company    Magnitude Information Systems, Inc.
                  401 Route 24
                  Chester, NJ 07930
                  Attn: Steven Gray
                  Fax No.: (908) 879-7006

With a copy to:   Joseph J. Tomasek, Esq.
                  75-77 N Bridge St.
                  Somerville, NJ 08876
                  Fax No: (908) 429-0040

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Paragraph "(C)" of this Article "12" of this Warrant are not otherwise available, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing differs from the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

      (D) This Warrant shall in all respects be construed, governed, applied and enforced under with the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York. The parties agree that they shall be deemed to have agreed to binding arbitration in New York, New York, with respect to the entire subject matter of any and all disputes relating to or arising under this Warrant or any breach thereof, including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Warrant. Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, New York City. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators. In connection with the arbitrators' determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more. For example, if the party initiating arbitration ("A") seeks an award of $100,000 plus costs and expenses, the other party ("B") has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has "prevailed". The parties specifically designate the Courts in New York City, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to personal jurisdiction over each of them by the Courts of the State of New York in any action or proceeding, waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph "(C)" of this Article "12" of this Warrant.

      (E) Any remedy that is set forth in this Warrant is not exclusive of any remedies that are provided by law.

      (F) The Company shall pay or otherwise reimburse to the Holder all reasonable fees, costs and expenses actually incurred by the Holder in the enforcement, administration or collection pursuant to the terms and conditions of this Warrant and agrees to pay interest thereupon at the rate of two (2%) percent per month from the date paid or incurred by the Holder until such expenses are actually paid by the Company. Such obligation shall be binding upon the Company regardless of whether or not an action has been commenced or is ever commenced.

      (G) Each of the parties further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations; (ii) each counsel has had significant input in the development of this Warrant and (iii) this Warrant shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this agreement.

      (H) The parties have not made any representations, warranties, or covenants with respect to the subject matter hereof which are not set forth herein, and this Warrant, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Warrant and such other instruments and agreements, which alone fully and completely express their agreement. This Warrant may not be changed, modified, extended, terminated or discharged orally, but only by means of a written agreement which is signed by both parties to this Warrant and which explicitly states that it modifies this Warrant.

      (I) The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Warrant and the intents and purposes hereof.

      (J) This Warrant shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

      (K) Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Warrant shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Warrant or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Warrant to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

      (L) All Exhibits annexed or attached to this Warrant are incorporated into this Warrant by reference thereto and constitute an integral part of this Warrant.

      (M) This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

      Issued this 18th day of August, 2006.

                                        Magnitude Information Systems, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Acknowledged and Accepted:

Azzurri Group, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To: Magnitude Information Systems, Inc.

Attention: Chief Financial Officer

      1. The undersigned hereby elects to purchase ________ shares of Common Stock of Magnitude Information Systems, Inc. pursuant to the terms of this Warrant, and:

      (check the appropriate box:)

      |_| tenders herewith payment of the purchase price of such shares in full.

      |_| elects cashless exercise pursuant to Paragraph "(B)" of Article "2" of this Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

            _________________________________ (Name)

            _________________________________
            _________________________________ (Address)

      3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.


                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        Date:
                                              ----------------,---------

                                    EXHIBIT B

                              NOTICE OF ASSIGNMENT

               (To be executed by the registered Holder to effect
                             a transfer of Warrants)

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto ____________________ the right to purchase ______________ shares of the common stock, par value $.001 per share, of Magnitude Information Systems, Inc., evidenced by the attached Warrant, together with all right, title and interest therein, and does irrevocably constitute to transfer and appoint ___________________ to transfer the said right on the books of said company with full power of substitution in the premises.

Dated: ________________


                                        ----------------------------------------
                                                        Signature